EXECUTION VERSION CONFIDENTIAL

AMENDMENT NO. 4
TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT
dated as of September 26, 2024
among
AMC NETWORKS INC.,
as the Company and an initial Borrower,
AMC NETWORK ENTERTAINMENT LLC,
as an initial Borrower,
THE LENDERS PARTY HERETO,
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Collateral Agent
______________________________

BOFA SECURITIES, INC.,
and
JPMORGAN SECURITIES LLC,
as Joint Lead Arrangers and Joint Bookrunners and Co-Documentation Agents
BANK OF AMERICA, N.A.,
as Syndication Agent

AMENDMENT NO. 4 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 4 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 26, 2024, is among AMC NETWORKS INC., a Delaware corporation (the “Company”), AMC NETWORK ENTERTAINMENT LLC, a New York limited liability company (collectively with the Company, the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the Collateral Agent , and each Lender party hereto (constituting the Required Lenders). Terms used herein and not otherwise defined have the meaning set forth in the Credit Agreement, as amended by this Amendment (as so amended, the “Amended Credit Agreement”).
PRELIMINARY STATEMENTS:
(1)    The Borrower, the Administrative Agent, the Lenders from time to time party thereto and other parties named therein have entered into that certain Second Amended and Restated Credit Agreement, dated as of July 28, 2017, as amended by that certain Amendment No. 1 to the Second Amended and Restated Credit Agreement, dated as of February 8, 2021, as further amended by that certain Amendment No. 2 to the Second Amended and Restated Credit Agreement, dated as of April 19, 2023 and that certain Amendment No. 3 to the Second Amended and Restated Credited Agreement, dated as of April 9, 2024 (“Amendment No. 3”) (and as the same may have been further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and the Lenders party to the Credit Agreement immediately prior to the effectiveness of this Amendment, the “Existing Lenders”)).
(2)    The Borrower has requested, and the Lenders party hereto, constituting the Required Lenders under the Credit Agreement, upon the terms and conditions set forth herein, have agreed to enter into this Amendment to reflect certain corrections to Schedules 1.01(i) and 1.01(ii) of the Credit Agreement provided in connection with Amendment No. 3.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
SECTION 1.    Amendments to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 4 Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, each of Schedules 1.01(i) and 1.01(ii) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A hereto, with such amendments to be deemed retroactively effective as of April 9, 2024 (the effective date of Amendment No. 3).
SECTION 2.    Conditions of Effectiveness to Amendment No. 4. Section 1 of this Amendment shall become effective on the date (the “Amendment No. 4 Effective Date”) when, and only when, the following conditions shall have been satisfied:
(a)    The Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers and Lenders constituting the Required Lenders (or, as to any such Lenders, written evidence reasonably satisfactory to the Administrative Agent that such Lender has executed this Amendment).
(b)    The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent required to be paid pursuant to Section 5 of this Amendment or Section 10.04 of the Credit Agreement and properly invoiced at least three (3) Business Days prior to or on the Amendment No. 4 Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
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SECTION 3.    Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:
(a)    (i) The execution, delivery and performance by such party of this Amendment and the transactions contemplated hereby have been duly authorized by all necessary corporate or other action and do not and will not: (A) violate any Law currently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of any of the Company’s or the Restricted Subsidiaries’ respective organizational documents presently in effect; (B) conflict with or result in the breach of, or constitute a default or require any consent under, or require any payment to be made under (1) any Contractual Obligation to which the Company or any of the Restricted Subsidiaries is a party or their respective properties may be bound or affected or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company or any of the Restricted Subsidiaries or their respective properties are subject (in each case, other than any conflict, breach, default or required consent that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect); (C) require the approval or consent of, or filing or registration with, any (1) Governmental Authority or (2) any other third party, in the case of this clause (2) pursuant to any Contractual Obligation that is material to the business of the Company or any of its Restricted Subsidiaries; or (D) except as provided under any Loan Document, result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Restricted Subsidiaries, and (ii) this Amendment has been duly executed and delivered by such party and this Amendment and the Amended Credit Agreement constitute a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors’ rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).
(b)    Both immediately before and immediately after the Amendment No. 4 Effective Date, the representations and warranties of such Loan Party contained in the Credit Agreement and any other Loan Document are true and correct in all material respects; provided that, to the extent that such representations and warranties expressly refer to an earlier date, they shall be true and correct in all material respects as of such earlier date.
(c)    Both immediately before and immediately after the Amendment No. 4 Effective Date, no Default or Event of Default has occurred and is continuing.
SECTION 4.    Reference to and effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
(a)    The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment is not intended to and shall not constitute a novation of the Credit Agreement. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(c)    Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents (including the
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Amended Credit Agreement), subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to the Guaranty.
(d)    The provisions of Sections 10.04, 10.11, 10.13 (other than clause (a) thereof) and 10.15 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.
(e)    The headings of this Amendment are for purposes of reference only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning hereof.
SECTION 5.    Costs and Expenses The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.
SECTION 6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of (x) this Amendment and/or (y) any document, approval, consent, information, notice, certificate, request, statement disclosure or authorization related to this Amendment and/or the transactions contemplated hereby (each an “Ancillary Document”) that is an Electronic Signature (as defined below) transmitted by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed .pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system as the case may be. For purposes of this Section 6, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
SECTION 7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
SECTION 8.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.
SECTION 9.    Loan Document. This Amendment shall constitute and be deemed to be a Loan Document as defined in the Credit Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                        AMC NETWORKS INC.

By:    /s/ Ed Schwartz
Name: Ed Schwartz
Title: EVP – Strategic Finance and Treasurer
                        AMC NETWORK ENTERTAINMENT LLC

By:    /s/ Ed Schwartz
Name: Ed Schwartz
Title: EVP – Strategic Finance and Treasurer
Amendment No. 4 to Credit Agreement

JPMORGAN CHASE BANK, N.A.
as Administrative Agent, Collateral Agent, Lender, Swing Line Lender and an L/C Issuer

By:    /s/ Inderjeet Aneja
Name: Inderjeet Aneja
Title: Executive Director

Amendment No.4 to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender and as an L/C Issuer

By:    /s/ Spencer Hunter
Name: Spencer Hunter
Title: Vice President
Amendment No.4 to Credit Agreement

CITIBANK, N.A.,
as a Lender

By: /s/ Elizabeth Minnella Gonzalez
Name: Elizabeth Minnella Gonzalez
Title: Vice President and Managing Director
Amendment No.4 to Credit Agreement

TRUIST BANK, as a Lender

By: /s/ J. Matthew Rowand
Name: J. Matthew Rowand
Title: Director

Amendment No.4 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Steven J. Correll
Name: Steven J. Correll
Title: Senior Vice President

Amendment No.4 to Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Jason Shrader
Name: Jason Shrader
Title: Executive Director

Amendment No.4 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By: /s/ Atu Koffie-Lart
Name: Atu Koffie-Lart
Title: Vice President

Amendment No.4 to Credit Agreement

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Atu Koffie-Lart
Name: Atu Koffie-Lart
Title: Vice President

Amendment No.4 to Credit Agreement

The Bank of Nova Scotia, as a Lender

By: /s/ Joseph Ward
Name: Joseph Ward
Title: Managing Director

Amendment No.4 to Credit Agreement

Exhibit A

SCHEDULE 1.01(I)
RESTRICTED SUBSIDIARIES

SUBSIDIARY	JURISDICTION

2nd Party LLC 61st Street Productions I LLC Across the River Productions LLC	Delaware Delaware Delaware
AMC Central Europe Holdings B.V.	Netherlands
AMC Channel Poland Limited (f/k/a MGM Channel Poland Limited)	UK
AMC Content Distribution LLC F/K/A/ Rainbow Film Holdings LLC	Delaware
AMC International Productions B.V. (f/k/a AMC DMC Holdings B.V.)	Netherlands
AMC Film Holdings	Delaware
AMC Games LLC	Delaware
AMC Global Holdings CV	Netherlands
AMC GP 2 LLC	Delaware
AMC GP LLC	Delaware
AMC Minority Holdings B.V.	Netherlands
AMC Multicanal Topco C.V.	Netherlands
AMC Network Entertainment LLC (f/k/a/ American Movie Classics Company LLC	New York
AMC Networks Argentina S.C.A.	Argentina
AMC Networks Broadcasting & Technology (f/k/a/ Rainbow Network Communications)	New York
AMC Networks Central Europe Kft	Hungary
AMC Networks Central Europe s.r.o.	Czech Republic
AMC Networks Colombia S.A.S.	Colombia
AMC Networks India LLC	Delaware
AMC Networks International Broadcasting Limited	UK
AMC Networks International Channel Limited	UK
AMC Networks International Group Limited	UK
AMC Networks International Kids Limited	UK
AMC Networks International LLC	Delaware
AMC Networks International Zone Holdings Limited	UK
AMC Networks Latin America LLC	Delaware
AMC Networks Latin Programming Limited	Cayman Islands

Exhibit A

SUBSIDIARY	JURISDICTION

AMC Networks MovieCo Inc. AMC Networks Productions LLC	Delaware Delaware
AMC Networks Programming South America LLC	Colorado
AMC Networks Servicos de Televisao do Brasil Ltda	Brazil
AMC Networks South America S.R.L.	Argentina
AMC Networks Uruguay LLC	Delaware
AMC Networks Zone Poland Sp z.o.o. AMC Plus Holdings LLC F/K/A Rainbow Programming Holdings LLC	Poland Delaware
AMC Premiere LLC	Delaware
AMC Studios International B.V.	Netherlands
AMC Studios UK Limited	UK
AMC TV Studios LLC	Delaware
AMC UK Midco Limited	UK
AMC UK Topco Limited	UK
AMC/Sundance Channel Global Networks LLC (f/k/a/ Rainbow Media Global LLC)	Delaware
AMCN Properties LLC (f/k/a/ 11 Penn TV, LLC)	Delaware
AMCNI Mexico S. de R.L. de C.V.	Mexico
American Movie Classics IV Holding Corporation Animal Control Productions I LLC Anthem Productions I LLC	Delaware Delaware Delaware
Badlands Productions I LLC	Louisiana
Badlands Productions II LLC	Delaware
Brockmire Productions I LLC	Delaware
Chello Zone Holdings Limited	UK
Cobalt Productions LLC	Delaware
Comic Scribe LLC	Delaware
Crossed Pens Development LLC Dark Winds Productions I LLC	Delaware Delaware
Digital Store LLC Dispatches Productions I LLC	Delaware Delaware
Expedition Productions I LLC	Delaware
Five Families Productions I LLC	Delaware
Five Moons Productions I LLC	Delaware
TWD Productions X LLC F/K/A Galyntine Productions LLC	Delaware
Geese Productions LLC	Delaware
Ground Work Productions LLC	Delaware
Halt and Catch Fire Productions I LLC	Delaware

Exhibit A

SUBSIDIARY	JURISDICTION

Halt and Catch Fire Productions II LLC	Delaware
Halt and Catch Fire Productions III LLC	Delaware
Halt and Catch Fire Productions IV LLC	Delaware
Halt and Catch Fire Productions LLC	Delaware
Hap and Leonard Productions II LLC	Delaware
Hap and Leonard Productions III LLC	Delaware
IFC Entertainment Holdings LLC	Delaware
IFC Entertainment LLC	Delaware
IFC Films LLC	Delaware
IFC In Theaters LLC	Delaware
IFC Productions I L.L.C.	Delaware
IFC Television Holdings LLC	Delaware
IFC Theatres Concessions LLC	Delaware
IFC Theatres, LLC	Delaware
IFC TV LLC	Delaware
IFC TV Studios Holdings LLC	Delaware
IFC TV Studios LLC	Delaware
JimJam Television Limited	UK
Kinowelt Television GmbH	Germany
Kindred Spirits Productions LLC F/K/A Knifeman Productions LLC	Delaware
Kopus Productions II LLC	Delaware
Kopus Productions LLC	Delaware
KW Acquisition GmbH	Germany
Lodge Productions I LLC Lodge Productions II LLC	Delaware Delaware
Making Waves Studio Productions LLC Mechanical Productions I LLC Moonhaven Productions I LLC	Delaware Delaware Delaware
MGM Programming Service India Private Limited	India
Multicanal Iberia, S.L.U. Newfound Lake Productions I LLC NOS4A2 Productions I LLC Peachwood Productions LLC	Spain Delaware Rhode Island Delaware
Peach Pit Properties LLC	Delaware
Pens Down LLC	Delaware
Plator Holding BV	Netherlands
Premier Quills LLC	Delaware
Rainbow Media Enterprises, Inc.	Delaware

Exhibit A

SUBSIDIARY	JURISDICTION

Rainbow Media Holdings LLC	Delaware
Rectify Productions II LLC	Delaware
Rectify Productions III LLC	Delaware
Rectify Productions IV LLC	Delaware
Rectify Productions LLC	Delaware
Red Monday Programming LLC	Delaware
RNC Holding Corporation	Delaware
RNC II Holding Corporation	Delaware
Roughhouse Productions I LLC	Delaware
Selects VOD LLC	Delaware
Shudder LLC	Delaware
Sleuth Secrets Productions LLC Stalwart Productions LLC	Delaware Delaware
Stan Productions I LLC	Delaware
Stan Productions II LLC	Delaware
Sundance Channel (UK) Limited	UK
Sundance Channel Originals LLC	Delaware
Sundance Film Holdings LLC	Delaware
SundanceTV LLC	Delaware
Tales Productions I LLC Monument Productions I LLC F/K/A Turn Productions I LLC	Delaware Delaware
TWD Productions IX LLC F/K/A TWD Productions III LLC	Delaware
TWD Productions IV LLC	Delaware
TWD Productions V LLC	Delaware
TWD Productions VI LLC	Delaware
TWD Productions VII LLC	Delaware
TWD Productions VIII LLC TWD Productions XI LLC Universe Productions LLC Vampire Chronicles Productions I LLC	Delaware Delaware Delaware Louisiana
Voom HD Holdings	Delaware
WE TV Holdings LLC	Delaware
We tv LLC	Delaware
WE TV Studios LLC Woodbury Studios LLC	Delaware Delaware
Zonemedia Management Limited	UK

Exhibit A

Aesir Media Group, LLC	Texas
Anime Network LLC	Texas
HIDIVE LLC	Delaware
Japan Creative Contents Alliance LLC	Delaware
Sentai Filmworks, LLC Sentai Holdings, LLC Sxion 23, LLC	Texas Texas Texas
AMC Networks International Enterprises Limited	UK

Exhibit A
SCHEDULE 1.01(II)
UNRESTRICTED SUBSIDIARIES

SUBSIDIARY	JURISDICTION

Acorn Media Enterprises Limited	UK
Acorn Media Group, Inc.	District of Columbia
Agatha Christie Limited	UK
Agatha Christie Productions Limited	UK
AMC Digital Entertainment Holdings LLC	Delaware
AMC LEG Holdings LLC	Delaware
AMC Networks (UK) Limited	UK
AMC Networks Portfolio Holdings LLC	Delaware
AMC NETWORKS VENTURES LLC	Delaware
AMC New Video Holdings LLC	Delaware
AMC/Sundance Channel Latin America LLC	Delaware
Asia Television Advertising LLC	Delaware
CBS AMC Networks EMEA Channels Partnership	UK
CBS AMC Networks UK Channels Partnership JV	UK
DEH Ventures LLC	Delaware
EAF Acquisition Company LLC	Delaware
Encore International LLC	Colorado
Honey Bee Properties LLC	Delaware
Image Entertainment, Inc.	Delaware
Image/Madacy Home Entertainment	California
New Video Channel America, L.L.C.	Delaware
New Video Channel Productions LLC	Delaware
New Video Channel Scribes LLC	Delaware
Polsat JimJam Limited	UK
Reality TV USA Limited	UK
RLJ Acquisition, Inc.	Nevada
RLJ Entertainment Australia Pty Ltd	Australia
RLJ Entertainment Holdings LLC	Delaware
RLJ Entertainment Holdings Ltd	Delaware
RLJ Entertainment Holdings Ltd	UK
RLJ Entertainment, Inc.	Nevada
RLJ Entertainment Ltd	UK
RLJE International Ltd	UK
Romantica (East) Limited	UK

Exhibit A

SUBSIDIARY	JURISDICTION

Silo 13 Productions Ltd	UK
Zone Vision (China) Limited	UK